EXHIBIT 10.12

IREIT ROBERTSDALE DG, L.L.C., as mortgagor

(Borrower)

to

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as mortgagee

(Lender)

MORTGAGE, ASSIGNMENT OF LEASES AND
RENTS, SECURITY AGREEMENT AND FIXTURE FILING

Dated:            As of November 6, 2012

Location:      19160 US Highway 90

Robertsdale, Alabama
As more particularly described in Exhibit A hereto

County:         Baldwin

THIS MORTGAGE, ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT SERVES AS A FINANCING STATEMENT FILED AS A FIXTURE FILING PURSUANT TO SECTION 7-9A-502(c), CODE OF ALABAMA (1975), AS AMENDED.

PREPARED BY AND UPON

RECORDATION RETURN TO:

Katten Muchin Rosenman LLP

550 South Tryon Street, Suite 2900

Charlotte, North Carolina 28202

Attention: Daniel S. Huffenus, Esq.

MORTGAGE, ASSIGNMENT OF LEASES AND RENTS,
SECURITY AGREEMENT AND FIXTURE FILING

THIS MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING (this “Mortgage”) is made as of November 6, 2012, by IREIT ROBERTSDALE DG, L.L.C., a Delaware limited liability company, having its principal place of business at 2901 Butterfield Road, Oak Brook, Illinois 60523, as mortgagor (“Borrower”) to JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a banking association chartered under the laws of the United States of America, having an address at 383 Madison Avenue, New York, New York 10179, as mortgagee (together with its successors and assigns, “Lender”).

W I T N E S S E T H:

WHEREAS, this Mortgage is given to secure a loan (the “Loan”) in the principal sum of THREE MILLION THREE HUNDRED FORTY THOUSAND FOUR HUNDRED FIFTY AND NO/100 DOLLARS ($3,340,450.00), advanced pursuant to that certain Loan Agreement, dated as of the date hereof, between Borrower, the entities set forth on Schedule I attached hereto (each an “Other Borrower”, Borrower and each Other Borrower, collectively, “Borrowers”) and Lender (as the same may hereafter be amended, restated, replaced, supplemented, renewed, extended or otherwise modified from time to time, the “Loan Agreement”) and evidenced by that certain Promissory Note, dated the date hereof, made by Borrowers in favor of Lender (as the same may hereafter be amended, restated, replaced, supplemented, renewed, extended or otherwise modified from time to time, the “Note”);

WHEREAS, Borrower desires to secure the payment of the Debt (as defined hereinafter) and the performance of all of Borrowers’ obligations under the Note, the Loan Agreement and the other Loan Documents (as herein defined); and

WHEREAS, this Mortgage is the “Mortgage” as defined in the Loan Agreement, and payment, fulfillment, and performance by Borrower of its obligations thereunder and under the other Loan Documents are, subject to the limits set forth herein, secured hereby, and each and every term and provision of the Loan Agreement and the Note, including the rights, remedies, obligations, covenants, conditions, agreements, indemnities, representations and warranties of the parties therein, are hereby incorporated by reference herein as though set forth in full and shall be considered a part of this Mortgage (the Loan Agreement, the Note, this Mortgage, and all other documents evidencing or securing the Debt are hereinafter referred to collectively as the “Loan Documents”).

NOW THEREFORE, in consideration of the making of the Loan by Lender and the covenants, agreements, representations and warranties set forth in this Mortgage:

ARTICLE 1 - GRANTS OF SECURITY

Section 1.1            Property Mortgaged.  Borrower does hereby irrevocably mortgage, grant, bargain, sell, pledge, assign, warrant, transfer and convey to Lender and its successors and assigns, including power of sale, the following property, rights, interests and estates now owned, or hereafter acquired by Borrower (collectively, the “Property”):

(a)           Land.  The real property described in Exhibit A attached hereto and made a part hereof (the “Land”);

(b)           Additional Land.  All additional lands, estates and development rights hereafter acquired by Borrower for use in connection with the Land and the development of the Land and all additional lands and estates therein which may, from time to time, by supplemental mortgage or otherwise be expressly made subject to the lien of this Mortgage;

(c)           Improvements.  The buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter erected or located on the Land (collectively, the “Improvements”);

(d)           Easements.  All easements, rights-of-way or use, rights, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, air rights and development rights, and all estates, rights, titles, interests, privileges, liberties, servitudes, tenements, hereditaments and appurtenances of any nature whatsoever, in any way now or hereafter belonging, relating or pertaining to the Land and the Improvements and the reversion and reversions, remainder and remainders, and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Land, to the center line thereof and all the estates, rights, titles, interests, dower and rights of dower, curtesy and rights of curtesy, property, possession, claim and demand whatsoever, both at law and in equity, of Borrower of, in and to the Land and the Improvements and every part and parcel thereof, with the appurtenances thereto;

(e)           Equipment.  All “goods” and “equipment,” as such terms are defined in Article 9 of the Uniform Commercial Code (as hereinafter defined), now owned or hereafter acquired by Borrower, which is used at or in connection with the Improvements or the Land or is located thereon or therein (including, but not limited to, all machinery, equipment, furnishings, and electronic data-processing and other office equipment now owned or hereafter acquired by Borrower and any and all additions, substitutions and replacements of any of the foregoing), together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto (collectively, the “Equipment”).  Notwithstanding the foregoing, Equipment shall not include any property belonging to tenants under leases except to the extent that Borrower shall have any right or interest therein;

(f)            Fixtures.  All Equipment now owned, or the ownership of which is hereafter acquired, by Borrower which is so related to the Land and Improvements forming part of the Property that it is deemed fixtures or real property under the law of the particular state in which the Equipment is located, including, without limitation, all building or construction materials intended for construction, reconstruction, alteration or repair of or installation on the Property, construction equipment, appliances, machinery, plant equipment, fittings, apparatuses, fixtures and other items now or hereafter attached to, installed in or used in connection with (temporarily or permanently) any of the Improvements or the Land, including, but not limited to, engines, devices for the operation of pumps, pipes, plumbing, cleaning, call and sprinkler systems, fire extinguishing apparatuses and equipment, heating, ventilating, laundry, incinerating, electrical, air conditioning and air cooling equipment and systems, gas and electric machinery, appurtenances and equipment, pollution control equipment, security systems, disposals, dishwashers, refrigerators and ranges, recreational equipment and facilities of all kinds, and water, gas, electrical, storm and sanitary sewer facilities, utility lines and equipment (whether owned individually or jointly with others, and, if owned jointly, to the extent of Borrower’s interest therein) and all other utilities whether or not situated in easements, all water tanks, water supply, water power sites, fuel stations, fuel tanks, fuel supply, and all other structures, together with all accessions, appurtenances, additions, replacements, betterments and substitutions for any of the foregoing and the proceeds thereof (collectively, the “Fixtures”).  Notwithstanding the foregoing, “Fixtures” shall not include any property which tenants are entitled to remove pursuant to leases except to the extent that Borrower shall have any right or interest therein;

(g)           Personal Property.  All furniture, furnishings, objects of art, machinery, goods, tools, supplies, appliances, general intangibles, contract rights, accounts, accounts receivable, franchises, licenses, certificates and permits, and all other personal property of any kind or character whatsoever as defined in and subject to the provisions of the Uniform Commercial Code, other than Fixtures, which are now or hereafter owned by Borrower and which are located within or about the Land and the Improvements, together with all accessories, replacements and substitutions thereto or therefor and the proceeds thereof (collectively, the “Personal Property”), and the right, title and interest of Borrower in and to any of the Personal Property which may be subject to any security interests, as defined in the Uniform Commercial Code, as adopted and enacted by the state or states where any of the Property is located (the “Uniform Commercial Code”), superior in lien to the lien of this Mortgage and all proceeds and products of the above;

(h)           Leases and Rents.  All leases, subleases or subsubleases, lettings, licenses, concessions or other agreements (whether written or oral) pursuant to which any Person is granted a possessory interest in, or right to use or occupy all or any portion of the Land and the Improvements, and every modification, amendment or other agreement relating to such leases, subleases, subsubleases, or other agreements entered into in connection with such leases, subleases, subsubleases, or other agreements and every guarantee of the performance and observance of the covenants, conditions and agreements to be performed and observed by the other party thereto, heretofore or hereafter entered into (collectively, the “Leases”), whether before or after the filing by or against Borrower of any petition for relief under 11 U.S.C. §101 et seq., as the same may be amended from time to time (the “Bankruptcy Code”) and all right, title and interest of Borrower, its successors and assigns therein and thereunder, including, without limitation, cash or securities deposited thereunder to secure the performance by the lessees of their obligations thereunder and all rents, additional rents, revenues, issues and profits (including all oil and gas or other mineral royalties and bonuses) from the Land and the Improvements whether paid or accruing before or after the filing by or against Borrower of any petition for relief under the Bankruptcy Code (collectively, the “Rents”) and all proceeds from the sale or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Debt;

(i)            Condemnation Awards.  All awards or payments, including interest thereon, which may heretofore and hereafter be made with respect to the Property, whether from the exercise of the right of eminent domain (including, but not limited to, any transfer made in lieu of or in anticipation of the exercise of the right), or for a change of grade, or for any other injury to or decrease in the value of the Property subject to the terms, provisions and conditions of the Loan Agreement;

(j)            Insurance Proceeds.  All proceeds in respect of the Property under any insurance policies covering the Property, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Property subject to the terms, provisions and conditions of the Loan Agreement;

(k)           Tax Certiorari.  All refunds, rebates or credits in connection with reduction in real estate taxes and assessments charged against the Property as a result of tax certiorari or any applications or proceedings for reduction;

(l)            Conversion.  All proceeds of the conversion, voluntary or involuntary, of any of the foregoing including, without limitation, proceeds of insurance and condemnation awards, into cash or liquidation claims;

(m)          Rights.  Subject to the terms, provisions and conditions of the Loan Agreement, the right, in the name and on behalf of Borrower, to appear in and defend any action or proceeding brought with respect to the Property and to commence any action or proceeding to protect the interest of Lender in the Property;

(n)           Agreements.  All agreements, contracts, certificates, instruments, franchises, permits, licenses, plans, specifications and other documents, now or hereafter entered into, and all rights therein and thereto, respecting or pertaining to the use, occupation, construction, management or operation of the Land and any part thereof and any Improvements or respecting any business or activity conducted on the Land and any part thereof and all right, title and interest of Borrower therein and thereunder, including, without limitation, the right, upon the happening of any default hereunder, to receive and collect any sums payable to Borrower thereunder in each case, to the extent assignable;

(o)           Trademarks.  All tradenames, trademarks, servicemarks, logos, copyrights, goodwill, books and records and all other general intangibles relating to or used in connection with the operation of the Property (excluding, however, the name “Inland” and any mark registered to The Inland Group, Inc., or any of its affiliates), in each case, to the extent assignable;

(p)           Accounts.  All reserves, escrows and deposit accounts maintained by Borrower with respect to the Property, including, without limitation, all accounts established pursuant to the Cash Management Agreement, if any, including, without limitation, the Cash Management Account and the Lockbox Account, together with all deposits or wire transfers made to such accounts, all cash, checks, drafts, certificates, securities, investment property, financial assets, instruments and other property held therein from time to time and all proceeds, products, distributions or dividends or substitutions thereon and thereof;

(q)           Letter of Credit.  All letter-of-credit rights (whether or not the letter of credit is evidenced by a writing) Borrower now has or hereafter acquires relating to the properties, rights, titles and interests referred to in this Section 1.1;

(r)            Tort Claims.  All commercial tort claims Borrower now has or hereafter acquires relating to the properties, rights, titles and interests referred to in this Section 1.1; and

(s)            Other Rights.  Any and all other rights of Borrower in and to the items set forth in Subsections (a) through (r) above.

AND without limiting any of the other provisions of this Mortgage, to the extent permitted by applicable law, Borrower expressly grants to Lender, as secured party, a security interest in the portion of the Property which is or may be subject to the provisions of the Uniform Commercial Code which are applicable to secured transactions; it being understood and agreed that the Improvements and Fixtures are part and parcel of the Land (the Land, the Improvements and the Fixtures collectively referred to as the “Real Property”) appropriated to the use thereof and, whether affixed or annexed to the Real Property or not, shall for the purposes of this Mortgage be deemed conclusively to be real estate and subject to this Mortgage.

Section 1.2            Assignment of Leases and Rents.  Borrower hereby absolutely and unconditionally assigns to Lender all of Borrower’s right, title and interest in and to all current and future Leases and Rents; it being intended by Borrower that this assignment constitutes a present, absolute assignment and not an assignment for additional security only.  Nevertheless, subject to the terms of the Cash Management Agreement (if any) and Section 7.1(h) of this Mortgage, Lender grants to Borrower a revocable license to collect, receive, use and enjoy the Rents and other sums due under the Leases. Borrower shall hold the Rents, or a portion thereof sufficient to discharge all current sums due on the Debt, for use in the payment of such sums.

Section 1.3            Security Agreement.  This Mortgage is both a real property mortgage and a “security agreement” within the meaning of the Uniform Commercial Code.  The Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Borrower in the Property.  By executing and delivering this Mortgage, Borrower hereby grants to Lender, as security for the Obligations (hereinafter defined), a security interest in the Fixtures, the Equipment and the Personal Property and other property constituting the Property, whether now owned or hereafter acquired, to the full extent that the Fixtures, the Equipment, the Personal Property and such other property may be subject to the Uniform Commercial Code (said portion of the Property so subject to the Uniform Commercial Code being called the “Collateral”).  If an Event of Default shall occur and be continuing, Lender, in addition to any other rights and remedies which it may have, shall have and may exercise immediately and without demand, any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing, the right to take possession of the Collateral or any part thereof, and to take such other measures as Lender may deem necessary for the care, protection and preservation of the Collateral.  Upon request or demand of Lender after the occurrence and during the continuance of an Event of Default, Borrower shall, at its expense, assemble the Collateral and make it available to Lender at a convenient place (at the Land if tangible property) reasonably acceptable to Lender.  Borrower shall pay to Lender on demand any and all expenses, including reasonable legal expenses and attorneys’ fees, incurred or paid by Lender in protecting its interest in the Collateral and in enforcing its rights hereunder with respect to the Collateral after the occurrence and during the continuance of an Event of Default.  Any notice of sale, disposition or other intended action by Lender with respect to the Collateral sent to Borrower in accordance with the provisions hereof at least ten (10) business days prior to such action, shall, except as otherwise provided by applicable law, constitute commercially reasonable notice to Borrower.  The proceeds of any disposition of the Collateral, or any part thereof, may, except as otherwise required by applicable law, be applied by Lender to the payment of the Debt in such priority and proportions as Lender in its discretion shall deem proper.  Borrower’s (Debtor’s) principal place of business is as set forth on page one hereof and the address of Lender (Secured Party) is as set forth on page one hereof.

Section 1.4            Fixture Filing.  Certain of the Property is or will become “fixtures” (as that term is defined in the Uniform Commercial Code) on the Land, described or referred to in this Mortgage, and this Mortgage, upon being filed for record in the Office of the Judge of Probate for the county wherein such fixtures are situated, shall operate also as a financing statement filed as a fixture filing in accordance with the applicable provisions of said Uniform Commercial Code upon such of the Property that is or may become fixtures.

Borrower hereby authorizes Lender at any time and from time to time to file any initial financing statements, amendments thereto and continuation statements as authorized by applicable law, as applicable to all or part of the fixtures or Personal Property.  For purposes of such filings, Borrower agrees to furnish any information requested by Lender promptly upon request by Lender.  Borrower also ratifies its authorization for Lender to have filed any like initial financing statements, amendments thereto and continuation statements.  Borrower hereby irrevocably constitutes and appoints Lender and any officer or agent of Lender, with full power of substitution, as its true and lawful attorneys- in-fact with full irrevocable power and authority in the place and stead of Borrower or in Borrower’s own name to execute in Borrower’s name any documents and otherwise to carry out the purposes of this Section 1.4, to the extent that Borrower’s authorization above is not sufficient.  To the extent permitted by law, Borrower hereby ratifies all acts said attorneys-in-fact have lawfully done in the past or shall lawfully do or cause to be done in the future by virtue hereof.  This power of attorney is coupled with an interest and shall be irrevocable.  Borrower’s state identification number issued in the state of its formation is 5231085.

Section 1.5            Pledges of Monies Held.  Borrower hereby pledges to Lender any and all monies now or hereafter held by Lender or on behalf of Lender, including, without limitation, any sums deposited in the Lockbox Account (if any), the Cash Management Account (if any), the Reserve Funds and Net Proceeds, as additional security for the Obligations until expended or applied as provided in this Mortgage or the Loan Agreement.

CONDITIONS TO GRANT

TO HAVE AND TO HOLD the above granted and described Property unto and to the use and benefit of Lender and its successors and assigns, forever;

PROVIDED, HOWEVER, these presents are upon the express condition that, if Borrowers shall well and truly pay to Lender the Debt at the time and in the manner provided in the Note, the Loan Agreement and this Mortgage, if Borrowers shall well and truly perform the Other Obligations as set forth in this Mortgage and if Borrowers shall well and truly abide by and comply with each and every covenant and condition set forth herein and in the Note, the

Loan Agreement and the other Loan Documents, these presents and the estate hereby granted shall cease, terminate and be void and Lender shall mark the Note “paid in full” and will, at Borrower’s sole cost and expense, release the lien of this Mortgage; provided, however, that Borrower’s obligation to indemnify and hold harmless Lender pursuant to the provisions hereof shall survive any such payment or release.

ARTICLE 2 - DEBT AND OBLIGATIONS SECURED

Section 2.1            Debt.  This Mortgage and the grants, assignments and transfers made in Article 1 are given for the purpose of securing the debt evidenced by the Note, including, without limitation, any future advances thereunder (the “Debt”).

Section 2.2            Other Obligations.  This Mortgage and the grants, assignments and transfers made in Article 1 are also given for the purpose of securing the following (the “Other Obligations”):

(a)           the performance of all other obligations of Borrower contained herein;

(b)           the performance of each obligation of Borrowers contained in the Loan Agreement and any other Loan Document; and

(c)           the performance of each obligation of Borrowers contained in any renewal, extension, amendment, modification, consolidation, change of, or substitution or replacement for, all or any part of the Note, the Loan Agreement or any other Loan Document.

Section 2.3            Debt and Other Obligations.  Borrowers’ obligations for the payment of the Debt and the performance of the Other Obligations shall be referred to collectively herein as the “Obligations.”

ARTICLE 3 - BORROWER COVENANTS

Borrower covenants and agrees that:

Section 3.1            Payment of Debt.  Borrower will pay the Debt at the time and in the manner provided in the Loan Agreement, the Note and this Mortgage.

Section 3.2            Incorporation by Reference.  All the covenants, conditions and agreements contained in (a) the Loan Agreement, (b) the Note and (c) all and any of the other Loan Documents, are hereby made a part of this Mortgage to the same extent and with the same force as if fully set forth herein.

Section 3.3            Insurance.  Borrower shall obtain and maintain, or cause to be maintained, in full force and effect at all times insurance with respect to Borrower and the Property as required pursuant to the Loan Agreement.

Section 3.4            Maintenance of Property.  Borrower shall cause the Property to be maintained in a good and safe condition and repair.  The Improvements, the Fixtures, the Equipment and the Personal Property shall not be removed, demolished or materially altered except as provided for in the Loan Agreement (except for normal replacement of the Fixtures, the Equipment or the Personal Property, tenant finish and refurbishment of the Improvements) without the consent of Lender as provided for in the Loan Agreement.  Borrower shall promptly repair, replace or rebuild any part of the Property which may be destroyed by any Casualty or become damaged, worn or dilapidated or which may be affected by any Condemnation, and shall complete and pay for any structure at any time in the process of construction or repair on the Land except as set forth in the Loan Agreement.

Section 3.5            Waste.  Borrower shall not commit or suffer any waste of the Property or make any change in the use of the Property which will in any way materially increase the risk of fire or other hazard arising out of the operation of the Property, or take any action that might invalidate or allow the cancellation of any Policy, or do or permit to be done thereon anything that may in any way materially impair the value of the Property or the security of this Mortgage.  Borrower will not, without the prior written consent of Lender, permit any drilling or exploration for or extraction, removal, or production of any minerals from the surface or the subsurface of the Land, regardless of the depth thereof or the method of mining or extraction thereof.

Section 3.6            Payment for Labor and Materials.

(a)           Subject to the terms, provisions and conditions of the Loan Agreement, Borrower will promptly pay or cause to be paid when due all bills and costs for labor, materials, and specifically fabricated materials (“Labor and Material Costs”) incurred in connection with the Property and never permit to exist beyond the due date thereof in respect of the Property or any part thereof any lien or security interest, even though inferior to the liens and the security interests hereof, and in any event never permit to be created or exist in respect of the Property or any part thereof any other or additional lien or security interest other than the liens or security interests hereof except for the Permitted Encumbrances.

(b)           Subject to the terms, provisions and conditions of the Loan Agreement, after prior written notice to Lender, Borrower, or any tenant of the Property pursuant to the terms of such tenant’s lease, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the amount or validity or application in whole or in part of any of the Labor and Material Costs, provided that (i) no Event of Default has occurred and is continuing under the Loan Agreement, the Note, this Mortgage or any of the other Loan Documents, (ii) Borrower is permitted to do so under the provisions of any other mortgage, deed of trust or deed to secure debt affecting the Property, (iii) such proceeding shall suspend the collection of the Labor and Material Costs from Borrower and from the Property or Borrower shall have paid all of the Labor and Material Costs under protest, (iv) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which Borrower is subject and shall not constitute a default thereunder, (v) neither the Property nor any part thereof or interest therein will be in danger of being sold, forfeited, terminated, canceled or lost, and (vi) Borrower shall have furnished the security as may be required in the proceeding, or as may be reasonably requested by Lender to insure the payment of any contested Labor and Material Costs, together with all interest and penalties thereon.

Section 3.7            Performance of Other Agreements.  Borrower shall observe and perform each and every term, covenant and provision to be observed or performed by Borrower pursuant to the Loan Agreement, any other Loan Document and any other agreement or recorded instrument affecting or pertaining to the Property and any amendments, modifications or changes thereto.

Section 3.8            Change of Name, Identity or Structure.  Except as set forth in the Loan Agreement, Borrower shall not change Borrower’s name, identity (including its trade name or names) or, if not an individual, Borrower’s corporate, partnership or other structure without notifying Lender of such change in writing at least thirty (30) days prior to the effective date of such change and, in the case of a change in Borrower’s structure, without first obtaining the prior written consent of Lender which consent will not be unreasonably withheld, delayed or conditioned, provided that such action is otherwise in compliance with the Loan Agreement.  Borrower shall execute and deliver to Lender, prior to or contemporaneously with the effective date of any such change, any financing statement or financing statement change reasonably required by Lender to establish or maintain the validity, perfection and priority of the security interest granted herein.  At the request of Lender, Borrower shall execute a certificate in form reasonably satisfactory to Lender listing the trade names under which Borrower intends to operate the Property, and representing and warranting that Borrower does business under no other trade name with respect to the Property.

Section 3.9            Title.  Borrower has good, marketable and insurable fee simple title to the real property comprising part of the Property and good title to the balance of such Property, free and clear of all Liens (as defined in the Loan Agreement) whatsoever except the Permitted Encumbrances (as defined in the Loan Agreement), such other Liens as are permitted pursuant to the Loan Documents and the Liens created by the Loan Documents.  To Borrower’s actual knowledge, the Permitted Encumbrances in the aggregate do not materially and adversely affect the value, operation or use of the Property or Borrower’s ability to repay the Loan.  This Mortgage, when properly recorded in the appropriate records, together with any Uniform Commercial Code financing statements required to be filed in connection therewith, will create a valid, perfected first priority lien, security title and security interest on the Property, to the extent such security interest can be perfected by filing, subject only to any applicable Permitted Encumbrances, such other Liens as are permitted pursuant to the Loan Documents and the Liens created by the Loan Documents.  There are no claims for payment for work, labor or materials affecting the Property which are past due and are or may become a lien prior to, or of equal priority with, the Liens created by the Loan Documents unless such claims for payments are being contested in accordance with the terms and conditions of this Mortgage.

Section 3.10         Letter of Credit Rights.  If Borrower is at any time a beneficiary under a letter of credit relating to the properties, rights, titles and interests referenced in Section 1.1 of this Mortgage now or hereafter issued in favor of Borrower, Borrower shall promptly notify Lender thereof and, at the request and option of Lender, Borrower shall, pursuant to an agreement in form and substance satisfactory to Lender, either (i) arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to Lender of the proceeds of any drawing under the letter of credit or (ii) arrange for Lender to become the transferee beneficiary of the letter of credit, with Lender agreeing, in each case that the proceeds of any drawing under the letter of credit are to be applied as provided in Section 7.2 of this Mortgage.

ARTICLE 4 - OBLIGATIONS AND RELIANCES

Section 4.1            Relationship of Borrower and Lender.  The relationship between Borrower (or any Other Borrower) and Lender is solely that of debtor and creditor, and Lender has no fiduciary or other special relationship with Borrower (or any Other Borrower), and no term or condition of any of the Loan Agreement, the Note, this Mortgage and the other Loan Documents shall be construed so as to deem the relationship between Borrower (or any Other Borrower) and Lender to be other than that of debtor and creditor.

Section 4.2            No Reliance on Lender.  The general partners, members, principals and (if Borrower is a trust) beneficial owners of Borrower are experienced in the ownership and operation of properties similar to the Property, and Borrower and Lender are relying solely upon such expertise and business plan in connection with the ownership and operation of the Property.  Borrower is not relying on Lender’s expertise, business acumen or advice in connection with the Property.

Section 4.3            No Lender Obligations.

(a)           Notwithstanding the provisions of Subsections 1.1(h) and (n) or Section 1.2, Lender is not undertaking the performance of (i) any obligations under the Leases; or (ii) any obligations with respect to such agreements, contracts, certificates, instruments, franchises, permits, trademarks, licenses and other documents.

(b)           By accepting or approving anything required to be observed, performed or fulfilled or to be given to Lender pursuant to this Mortgage, the Loan Agreement, the Note or the other Loan Documents, including, without limitation, any officer’s certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal, or insurance policy, Lender shall not be deemed to have warranted, consented to, or affirmed the sufficiency, the legality or effectiveness of same, and such acceptance or approval thereof shall not constitute any warranty or affirmation with respect thereto by Lender.

Section 4.4            Reliance.  Borrower recognizes and acknowledges that in accepting the Loan Agreement, the Note, this Mortgage and the other Loan Documents, Lender is expressly and primarily relying on the truth and accuracy of the warranties and representations set forth in Section 4.1 of the Loan Agreement without any obligation to investigate the Property and notwithstanding any investigation of the Property by Lender; that such reliance existed on the part of Lender prior to the date hereof, that the warranties and representations are a material inducement to Lender in making the Loan; and that Lender would not be willing to make the Loan and accept this Mortgage in the absence of the warranties and representations as set forth in Section 4.1 of the Loan Agreement.

ARTICLE 5 - FURTHER ASSURANCES

Section 5.1            Recording of Mortgage,  Etc. Borrower forthwith upon the execution and delivery of this Mortgage and thereafter, from time to time, will cause this Mortgage and any of the other Loan Documents creating a lien or security interest or evidencing the lien hereof upon the Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect and perfect the lien or security interest hereof upon, and the interest of Lender in, the Property.  Borrower will pay all taxes, filing, registration or recording fees, and all expenses incident to the preparation, execution, acknowledgment and/or recording of the Note, this Mortgage, the other Loan Documents, any note, deed of trust or mortgage supplemental hereto, any security instrument with respect to the Property and any instrument of further assurance, and any modification or amendment of the foregoing documents, and all federal, state, county and municipal taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Mortgage, any deed of trust or mortgage supplemental hereto, any security instrument with respect to the Property or any instrument of further assurance, and any modification or amendment of the foregoing documents, except where prohibited by law so to do.

Section 5.2            Further Acts, Etc.  Borrower will, at the cost of Borrower, and without expense to Lender, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, deeds of trust, mortgages, assignments, notices of assignments, transfers and assurances as Lender shall, from time to time, reasonably require, for the better assuring, conveying, assigning, transferring, and confirming unto Lender the property and rights hereby mortgaged, deeded, granted, bargained, sold, conveyed, confirmed, pledged, assigned, warranted and transferred or intended now or hereafter so to be, or which Borrower may be or may hereafter become bound to convey or assign to Lender, or for carrying out the intention or facilitating the performance of the terms of this Mortgage or for filing, registering or recording this Mortgage, or for complying with all Legal Requirements.  Borrower, on demand, will execute and deliver, and in the event it shall fail to so execute and deliver, hereby authorizes Lender to execute in the name of Borrower or without the signature of Borrower to the extent Lender may lawfully do so, one or more financing statements to evidence more effectively the security interest of Lender in the Property.  Borrower grants to Lender an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Lender at law and in equity following an Event of Default, including without limitation, such rights and remedies available to Lender pursuant to this Section 5.2.

Section 5.3            Changes in Tax, Debt, Credit and Documentary Stamp Laws.

(a)           If any law is enacted or adopted or amended after the date of this Mortgage which deducts the Debt from the value of the Property for the purpose of taxation or which imposes a tax, either directly or indirectly, on the Debt or Lender’s interest in the Property, Borrower will pay the tax, with interest and penalties thereon, if any.  If Lender is advised by counsel chosen by it that the payment of tax by Borrower would be unlawful or taxable to Lender or unenforceable or provide the basis for a defense of usury then Lender shall have the option by written notice of not less than one hundred eighty (180) days to declare the Debt immediately due and payable.

(b)           Borrower will not claim or demand or be entitled to any credit or credits on account of the Debt for any part of the Taxes or Other Charges assessed against the Property, or any part thereof, and no deduction shall otherwise be made or claimed from the assessed value of the Property, or any part thereof, for real estate tax purposes by reason of this Mortgage or the Debt.  If such claim, credit or deduction shall be required by law, Lender shall have the option, by written notice of not less than one hundred eighty (180) days, to declare the Debt immediately due and payable.

(c)           If at any time the United States of America, any State thereof or any subdivision of any such State shall require revenue or other stamps to be affixed to the Note, this Mortgage, or any of the other Loan Documents or impose any other tax or charge on the same, Borrower will pay for the same, with interest and penalties thereon, if any.

Section 5.4            Splitting of Mortgage.  The provisions of Section 8.2(c) of the Loan Agreement are hereby incorporated by reference herein.

Section 5.5            Replacement Documents.  Upon receipt of an affidavit of an officer of Lender as to the loss, theft, destruction or mutilation of the Note or any other Loan Document which is not of public record, and, in the case of any such mutilation, upon surrender and cancellation of such Note or other Loan Document, Borrower will issue, in lieu thereof, a replacement Note or other Loan Document, dated the date of such lost, stolen, destroyed or mutilated Note or other Loan Document in the same principal amount thereof and otherwise of like tenor.

ARTICLE 6 - DUE ON SALE/ENCUMBRANCE

Section 6.1            Lender Reliance.  Borrower acknowledges that Lender has examined and relied on the experience of Borrower and its general partners, members, principals and (if Borrower is a trust) beneficial owners in owning and operating properties such as the Property in agreeing to make the Loan, and will continue to rely on Borrower’s ownership of the Property as a means of maintaining the value of the Property as security for repayment of the Debt and the performance of the Other Obligations.  Borrower acknowledges that Lender has a valid interest in maintaining the value of the Property so as to ensure that, should Borrower default in the repayment of the Debt or the performance of the Other Obligations, Lender can recover the Debt by a sale of the Property conducted in accordance with the terms of the Loan Documents and applicable law.

Section 6.2            No Sale/Encumbrance.  Neither Borrower nor any Restricted Party shall Transfer the Property or any part thereof or any interest therein or permit or suffer the Property or any part thereof or any interest therein to be Transferred other than as expressly permitted pursuant to the Loan Agreement.

ARTICLE 7 - RIGHTS AND REMEDIES UPON DEFAULT

Section 7.1            Remedies.  Upon the occurrence and during the continuance of any Event of Default, Borrower agrees that Lender may take such action, without notice or demand, as it deems advisable to protect and enforce its rights against Borrower and in and to the Property, including, but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as Lender may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of Lender:

(a)           declare the entire unpaid Debt to be immediately due and payable;

(b)           institute proceedings, judicial or otherwise, for the complete foreclosure of this Mortgage under any applicable provision of law, in which case the Property or any interest therein may be sold for cash or upon credit in one or more parcels or in several interests or portions and in any order or manner;

(c)           with or without entry, to the extent permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Mortgage for the portion of the Debt then due and payable, subject to the continuing lien and security interest of this Mortgage for the balance of the Debt not then due, unimpaired and without loss of priority;

(d)           sell for cash or upon credit the Property or any part thereof and all estate, claim, demand, right, title and interest of Borrower therein and rights of redemption thereof, pursuant to power of sale or otherwise, at one or more sales, as an entirety or in parcels, at such time and place, upon such terms and after such notice thereof as may be required or permitted by law;

(e)           institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein, in the Note, the Loan Agreement or in the other Loan Documents;

(f)            recover judgment on the Note either before, during or after any proceedings for the enforcement of this Mortgage or the other Loan Documents;

(g)           apply for the appointment of a receiver, trustee, liquidator or conservator of the Property, without notice and without regard for the adequacy of the security for the Debt and without regard for the solvency of Borrower, any Other Borrower or any guarantor or any indemnitor with respect to the Loan or of any Person liable for the payment of the Debt;

(h)           the license granted to Borrower under Section 1.2 hereof shall automatically be revoked and Lender may, to the extent permitted pursuant to procedures provided by applicable law, enter into or upon the Property, either personally or by its agents, nominees or attorneys and dispossess Borrower and its agents and servants therefrom, without liability for trespass, damages or otherwise and exclude Borrower and its agents or servants wholly therefrom, and take possession of all books, records and accounts relating thereto and Borrower agrees to surrender possession of the Property and of such books, records and accounts to Lender upon demand, and thereupon Lender may (i) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and every part of the Property and conduct the business thereat; (ii) complete any construction on the Property in such manner and form as Lender deems advisable; (iii) make alterations, additions, renewals, replacements and improvements to or on the Property; (iv) exercise all rights and powers of Borrower with respect to the Property, whether in the name of Borrower or otherwise, including, without limitation, the right to make, cancel, enforce or modify Leases, obtain and evict tenants, and demand, sue for, collect and receive all Rents of the Property and every part thereof; (v) require Borrower to pay monthly in advance to Lender, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Property as may be occupied by Borrower; (vi) require Borrower to vacate and surrender possession of the Property to Lender or to such receiver and, in default thereof, Borrower may be evicted by summary proceedings or otherwise; and (vii) apply the receipts from the Property to the payment of the Debt, in such order, priority and proportions as Lender shall deem appropriate in its sole discretion after deducting therefrom all expenses (including reasonable attorneys’ fees) incurred in connection with the aforesaid operations and all amounts necessary to pay the Taxes, Other Charges, insurance and other expenses in connection with the Property, as well as just and reasonable compensation for the services of Lender, its counsel, agents and employees;

(i)            exercise any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing:  (i) the right to take possession of the Fixtures, the Equipment, the Personal Property or any part thereof, and to take such other measures as Lender may deem necessary for the care, protection and preservation of the Fixtures, the Equipment, the Personal Property, and (ii) request Borrower at its expense to assemble the Fixtures, the Equipment, the Personal Property and make it available to Lender at a convenient place acceptable to Lender.  Any notice of sale, disposition or other intended action by Lender with respect to the Fixtures, the Equipment, the Personal Property sent to Borrower in accordance with the provisions hereof at least ten (10) days prior to such action, shall constitute commercially reasonable notice to Borrower;

(j)            apply any sums then deposited or held in escrow or otherwise by or on behalf of Lender in accordance with the terms of the Loan Agreement, this Mortgage or any other Loan Document to the payment of the following items in any order in its uncontrolled discretion;

(i)            Taxes and Other Charges;

(ii)           Insurance Premiums;

(iii)          Interest on the unpaid principal balance of the Note;

(iv)          Amortization of the unpaid principal balance of the Note;

(v)           All other sums payable pursuant to the Note, the Loan Agreement, this Mortgage and the other Loan Documents, including without limitation advances made by Lender pursuant to the terms of this Mortgage;

(k)           pursue such other remedies as Lender may have under applicable law; or

(l)            apply the undisbursed balance of any Net Proceeds Deficiency deposit, together with interest thereon, to the payment of the Debt in such order, priority and proportions as Lender shall deem to be appropriate in its discretion.

In the event of a sale, by foreclosure, power of sale or otherwise, of less than all of the Property, this Mortgage shall continue as a lien and security interest on the remaining portion of the Property unimpaired and without loss of priority.

Section 7.2            Application of Proceeds.  The purchase money, proceeds and avails of any disposition of the Property, and or any part thereof, or any other sums collected by Lender pursuant to the Note, this Mortgage or the other Loan Documents, may be applied by Lender to the payment of the Debt in such priority and proportions as Lender in its discretion shall deem proper.

Section 7.3            Right to Cure Defaults.  Upon the occurrence and during the continuance of any Event of Default or if Borrower fails to make any payment or to do any act as herein provided, Lender may, but without any obligation to do so and without notice to or demand on Borrower or any Other Borrower and without releasing Borrower from any obligation hereunder, make or do the same in such manner and to such extent as Lender may deem necessary to protect the security hereof.  Lender is authorized to enter upon the Property for such purposes, or appear in, defend, or bring any action or proceeding to protect its interest in the Property or to foreclose this Mortgage or collect the Debt, and the cost and expense thereof (including reasonable attorneys’ fees to the extent permitted by law), with interest as provided in this Section 7.3, shall constitute a portion of the Debt and shall be due and payable to Lender upon demand.  All such costs and expenses incurred by Lender in remedying such Event of Default or such failed payment or act or in appearing in, defending, or bringing any such action or proceeding shall bear interest at the Default Rate, for the period after notice from Lender that such cost or expense was incurred to the date of payment to Lender.  All such costs and expenses incurred by Lender together with interest thereon calculated at the Default Rate shall be deemed to constitute a portion of the Debt and be secured by this Mortgage and the other Loan Documents and shall be immediately due and payable upon demand by Lender therefor.

Section 7.4            Actions and Proceedings.  Lender has the right to appear in and defend any action or proceeding brought with respect to the Property and to bring any action or proceeding, in the name and on behalf of Borrower, which Lender, in its discretion, decides should be brought to protect its interest in the Property.

Section 7.5            Recovery of Sums Required To Be Paid.  Lender shall have the right from time to time to take action to recover any sum or sums which constitute a part of the Debt as the same become due, without regard to whether or not the balance of the Debt shall be due, and without prejudice to the right of Lender thereafter to bring an action of foreclosure, or any other action, for a default or defaults by Borrower and/or any Other Borrower existing at the time such earlier action was commenced.

Section 7.6            Examination of Books and Records.  At reasonable times and upon reasonable notice, Lender, its agents, accountants and attorneys shall have the right to examine the records, books, management and other papers of Borrower which reflect upon their financial condition, at the Property or at any office regularly maintained by Borrower where the books and records are located.  Lender and its agents shall have the right to make copies and extracts from the foregoing records and other papers.  In addition, at reasonable times and upon reasonable notice, Lender, its agents, accountants and attorneys shall have the right to examine and audit the books and records of Borrower pertaining to the income, expenses and operation of the Property during reasonable business hours at any office of Borrower where the books and records are located.  This Section 7.6 shall apply throughout the term of the Note and without regard to whether an Event of Default has occurred or is continuing.

Section 7.7            Other Rights, Etc.

(a)           The failure of Lender to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Mortgage.  Borrower shall not be relieved of Borrower’s obligations hereunder by reason of (i) the failure of Lender to comply with any request of Borrower or any Other Borrower or any guarantor or any indemnitor with respect to the Loan to take any action to foreclose this Mortgage or otherwise enforce any of the provisions hereof or of the Note or the other Loan Documents, (ii) the release, regardless of consideration, of the whole or any part of the Property, or of any person liable for the Debt or any portion thereof, or (iii) any agreement or stipulation by Lender extending the time of payment or otherwise modifying or supplementing the terms of the Note, this Mortgage or the other Loan Documents.

(b)           It is agreed that the risk of loss or damage to the Property is on Borrower, and Lender shall have no liability whatsoever for decline in value of the Property, for failure to maintain the Policies, or for failure to determine whether insurance in force is adequate as to the amount of risks insured.  Possession by Lender shall not be deemed an election of judicial relief if any such possession is requested or obtained with respect to any Property or collateral not in Lender’s possession.

(c)           Lender may resort for the payment of the Debt to any other security held by Lender in such order and manner as Lender, in its discretion, may elect.  Lender may take action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Lender thereafter to foreclose this Mortgage.  The rights of Lender under this Mortgage shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others.  No act of Lender shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision.  Lender shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every right and remedy now or hereafter afforded at law or in equity.

Section 7.8            Right to Release Any Portion of the Property.  Lender may release any portion of the Property for such consideration as Lender may require without, as to the remainder of the Property, in any way impairing or affecting the lien or priority of this Mortgage, or improving the position of any subordinate lienholder with respect thereto, except to the extent that the obligations hereunder shall have been reduced by the actual monetary consideration, if any, received by Lender for such release, and may accept by assignment, pledge or otherwise any other property in place thereof as Lender may require without being accountable for so doing to any other lienholder.  This Mortgage shall continue as a lien and security interest in the remaining portion of the Property.

Section 7.9            Violation of Laws.  If the Property is not in material compliance with Legal Requirements, Lender may impose additional requirements upon Borrower in connection herewith including, without limitation, monetary reserves or financial equivalents.

Section 7.10         Recourse and Choice of Remedies.  Notwithstanding any other provision of this Mortgage or the Loan Agreement, including, without limitation, Section 9.3 of the Loan Agreement, to the fullest extent permitted by applicable law, Lender and other Indemnified Parties (as hereinafter defined) are entitled to enforce the obligations of Borrower or any Other Borrower contained in Sections 9.1, 9.2 and 9.3 herein and Section 9.3 of the Loan Agreement without first resorting to or exhausting any security or collateral and without first having recourse to the Note or any of the Property, through foreclosure or acceptance of a deed in lieu of foreclosure or otherwise, and in the event Lender commences a foreclosure action against the

Property, Lender is entitled to pursue a deficiency judgment with respect to such obligations against Borrower or any Other Borrower.  The provisions of Sections 9.1, 9.2 and 9.3 herein and Section 9.3 of the Loan Agreement are exceptions to any non-recourse or exculpation provisions in the Loan Agreement, the Note, this Mortgage or the other Loan Documents, and Borrower and any Other Borrower are fully and personally liable for the obligations pursuant to Sections 9.1, 9.2 and 9.3 herein and Section 9.3 of the Loan Agreement.  The liability of Borrower and any Other Borrower pursuant to Sections 9.1, 9.2 and 9.3 herein and Section 9.3 of the Loan Agreement is not limited to the original principal amount of the Note.  Notwithstanding the foregoing, nothing herein shall inhibit or prevent Lender from foreclosing or exercising any other rights and remedies pursuant to the Loan Agreement, the Note, this Mortgage and the other Loan Documents, whether simultaneously with foreclosure proceedings or in any other sequence.  A separate action or actions may be brought and prosecuted against Borrower pursuant to Sections 9.1, 9.2 and 9.3 herein and Section 9.3 of the Loan Agreement, whether or not action is brought against any other Person or whether or not any other Person is joined in the action or actions.  In addition, Lender shall have the right but not the obligation to join and participate in, as a party if it so elects, any administrative or judicial proceedings or actions initiated in connection with any matter addressed in Article 9 herein.

Section 7.11         Right of Entry.  Upon reasonable notice to Borrower, Lender and its agents shall have the right to enter and inspect the Property at all reasonable times.

Section 7.12         Lender’s Remedies against Multiple Parcels.  The Debt and the Obligations hereby secured are also secured by other properties, lots and parcels (each an “Other Property” and collectively, the “Other Properties”) covered by other mortgages, deeds of trust and deeds to secure debt (the “Other Mortgages”) within and/or outside the state where the Property is located.  If this Mortgage or any of the Other Mortgages is foreclosed upon, or if judgment is entered upon any Obligations secured hereby, or if Lender exercises its power of sale (if applicable under the laws of the State in which the Property is located), execution may be made upon or Lender may exercise its remedies (including any power of sale) against any one or more of the Other Properties and not upon the other Other Properties, or upon all of such Other Properties, either together or separately, and at different times or at the same time, and the exercise of such remedies, execution sales or sales under the power of sale herein granted (if applicable under the laws of the state in which the Property is located) may likewise be conducted separately or concurrently, in each case at Lender’s election.  No event of enforcement taking place against any Other Property, and no failure to prosecute any such other enforcement shall in any way stay, preclude or bar enforcement of this Mortgage, and Lender may pursue any or all of Lender’s rights and remedies under this Mortgage until the Debt and the Obligations are paid and discharged in full..

ARTICLE 8 - ENVIRONMENTAL HAZARDS

Section 8.1            Environmental Representations, Warranties and Covenants; Lender’s Rights; Environmental Indemnification.  Borrower has concurrently herewith delivered to Lender that certain Environmental Indemnity Agreement in connection with the Loan, the terms and provisions of which are hereby fully incorporated herein by reference.

ARTICLE 9 - INDEMNIFICATION

Section 9.1            General Indemnification.  BORROWER SHALL, AT ITS SOLE COST AND EXPENSE, PROTECT, DEFEND (WITH LEGAL COUNSEL REASONABLY ACCEPTABLE TO LENDER), INDEMNIFY, RELEASE AND HOLD HARMLESS THE INDEMNIFIED PARTIES FOR, FROM AND AGAINST ANY AND ALL CLAIMS, SUITS, LIABILITIES (INCLUDING, WITHOUT LIMITATION, STRICT LIABILITIES), ACTIONS, PROCEEDINGS, OBLIGATIONS, DEBTS, DAMAGES, LOSSES, COSTS, EXPENSES, DIMINUTIONS IN VALUE, FINES, PENALTIES, CHARGES, FEES, EXPENSES, JUDGMENTS, AWARDS, AMOUNTS PAID IN SETTLEMENT, PUNITIVE DAMAGES, FORESEEABLE AND UNFORESEEABLE CONSEQUENTIAL DAMAGES, OF WHATEVER KIND OR NATURE (INCLUDING BUT NOT LIMITED TO REASONABLE ATTORNEYS’ FEES AND OTHER COSTS OF DEFENSE) (COLLECTIVELY, THE “LOSSES”) IMPOSED UPON OR INCURRED BY OR ASSERTED AGAINST ANY INDEMNIFIED PARTIES AND DIRECTLY OR INDIRECTLY ARISING OUT OF OR IN ANY WAY RELATING TO ANY ONE OR MORE OF THE FOLLOWING:  (A) OWNERSHIP OF THIS MORTGAGE, THE PROPERTY OR ANY INTEREST THEREIN OR RECEIPT OF ANY RENTS; (B) ANY AMENDMENT TO, OR RESTRUCTURING OF, THE DEBT, THE NOTE, THE LOAN AGREEMENT, THIS MORTGAGE, OR ANY OTHER LOAN DOCUMENTS; (C) ANY AND ALL LAWFUL ACTION THAT MAY BE TAKEN BY LENDER IN CONNECTION WITH THE ENFORCEMENT OF THE PROVISIONS OF THIS MORTGAGE OR THE LOAN AGREEMENT OR THE NOTE OR ANY OF THE OTHER LOAN DOCUMENTS, WHETHER OR NOT SUIT IS FILED IN CONNECTION WITH SAME, OR IN CONNECTION WITH BORROWER, ANY OTHER BORROWER, ANY GUARANTOR OR ANY INDEMNITOR AND/OR ANY PARTNER, JOINT VENTURER OR SHAREHOLDER THEREOF BECOMING A PARTY TO A VOLUNTARY OR INVOLUNTARY FEDERAL OR STATE BANKRUPTCY, INSOLVENCY OR SIMILAR PROCEEDING; (D) ANY ACCIDENT, INJURY TO OR DEATH OF PERSONS OR LOSS OF OR DAMAGE TO PROPERTY OCCURRING IN, ON OR ABOUT THE PROPERTY OR ANY PART THEREOF OR ON THE ADJOINING SIDEWALKS, CURBS, ADJACENT PROPERTY OR ADJACENT PARKING AREAS, STREETS OR WAYS; (E) PERFORMANCE OF ANY LABOR OR SERVICES OR THE FURNISHING OF ANY MATERIALS OR OTHER PROPERTY IN RESPECT OF THE PROPERTY OR ANY PART THEREOF; (F) THE FAILURE OF ANY PERSON TO FILE TIMELY WITH THE INTERNAL REVENUE SERVICE AN ACCURATE FORM 1099-B, STATEMENT FOR RECIPIENTS OF PROCEEDS FROM REAL ESTATE, BROKER AND BARTER EXCHANGE TRANSACTIONS, WHICH MAY BE REQUIRED IN CONNECTION WITH THIS MORTGAGE, OR TO SUPPLY A COPY THEREOF IN A TIMELY FASHION TO THE RECIPIENT OF THE PROCEEDS OF THE TRANSACTION IN CONNECTION WITH WHICH THIS MORTGAGE IS MADE; (G) ANY FAILURE OF THE PROPERTY TO BE IN COMPLIANCE WITH ANY LEGAL REQUIREMENTS; (H) THE ENFORCEMENT BY ANY INDEMNIFIED PARTY OF THE PROVISIONS OF THIS ARTICLE 9; (I) ANY AND ALL CLAIMS AND DEMANDS WHATSOEVER WHICH MAY BE ASSERTED AGAINST LENDER BY REASON OF ANY ALLEGED OBLIGATIONS OR UNDERTAKINGS ON ITS PART TO PERFORM OR DISCHARGE ANY OF THE TERMS, COVENANTS, OR AGREEMENTS CONTAINED IN ANY LEASE; (J) THE PAYMENT OF ANY COMMISSION, CHARGE OR BROKERAGE

FEE TO ANYONE CLAIMING THROUGH BORROWER WHICH MAY BE PAYABLE IN CONNECTION WITH THE FUNDING OF THE LOAN; OR (K) ANY MISREPRESENTATION MADE BY BORROWER AND/OR ANY OTHER BORROWER IN THIS MORTGAGE OR ANY OTHER LOAN DOCUMENT.  NOTWITHSTANDING THE FOREGOING, BORROWER SHALL NOT BE LIABLE TO THE INDEMNIFIED PARTIES UNDER THIS SECTION 9.1 FOR ANY LOSSES TO THE EXTENT SUCH LOSSES ARISE BY REASON OF, AND TO THE EXTENT ATTRIBUTABLE TO, THE GROSS NEGLIGENCE, ILLEGAL ACTS, FRAUD OR WILLFUL MISCONDUCT OF THE INDEMNIFIED PARTIES OR LOSSES RESULTING FROM ACTS OR OMISSIONS ARISING AFTER A COMPLETED FORECLOSURE OF THE PROPERTY OR ACCEPTANCE BY LENDER OF A DEED IN LIEU OF FORECLOSURE.  ANY AMOUNTS PAYABLE TO LENDER BY REASON OF THE APPLICATION OF THIS SECTION 9.1 SHALL BECOME IMMEDIATELY DUE AND PAYABLE AND SHALL BEAR INTEREST AT THE DEFAULT RATE FROM THE DATE LOSS OR DAMAGE IS SUSTAINED BY LENDER UNTIL PAID.  FOR PURPOSES OF THIS ARTICLE 9, THE TERM “INDEMNIFIED PARTIES” MEANS LENDER, ITS DESIGNEE, (WHETHER OR NOT IT IS THE LENDER), ANY AFFILIATE OF LENDER THAT HAS FILED ANY REGISTRATION STATEMENT RELATING TO THE SECURITIZATION OR HAS ACTED AS THE SPONSOR OR DEPOSITOR IN CONNECTION WITH THE SECURITIZATION, ANY AFFILIATE OF LENDER THAT ACTS AS AN UNDERWRITER, PLACEMENT AGENT OR INITIAL PURCHASER OF SECURITIES ISSUED IN THE SECURITIZATION, ANY OTHER CO-UNDERWRITERS, CO-PLACEMENT AGENTS OR CO-INITIAL PURCHASERS OF SECURITIES ISSUED IN THE SECURITIZATION, AND EACH OF THEIR RESPECTIVE OFFICERS, DIRECTORS, PARTNERS, EMPLOYEES, REPRESENTATIVES, AGENTS AND AFFILIATES AND EACH PERSON OR ENTITY WHO CONTROLS ANY SUCH PERSON WITHIN THE MEANING OF SECTION 15 OF THE SECURITIES ACT OR SECTION 20 OF THE EXCHANGE ACT, ANY PERSON WHO IS OR WILL HAVE BEEN INVOLVED IN THE ORIGINATION OF THE LOAN, ANY PERSON WHO IS OR WILL HAVE BEEN INVOLVED IN THE SERVICING OF THE LOAN SECURED HEREBY, ANY PERSON IN WHOSE NAME THE ENCUMBRANCE CREATED BY THIS MORTGAGE IS OR WILL HAVE BEEN RECORDED, ANY PERSON WHO MAY HOLD OR ACQUIRE OR WILL HAVE HELD A FULL OR PARTIAL INTEREST IN THE LOAN SECURED HEREBY (INCLUDING, BUT NOT LIMITED TO, INVESTORS OR PROSPECTIVE INVESTORS IN THE SECURITIES, AS WELL AS CUSTODIANS, TRUSTEES AND OTHER FIDUCIARIES WHO HOLD OR HAVE HELD A FULL OR PARTIAL INTEREST IN THE LOAN SECURED HEREBY FOR THE BENEFIT OF THIRD PARTIES) AS WELL AS THE RESPECTIVE DIRECTORS, OFFICERS, SHAREHOLDERS, PARTNERS, EMPLOYEES, AGENTS, SERVANTS, REPRESENTATIVES, CONTRACTORS, SUBCONTRACTORS, AFFILIATES, SUBSIDIARIES, PARTICIPANTS, SUCCESSORS AND ASSIGNS OF ANY AND ALL OF THE FOREGOING (INCLUDING, BUT NOT LIMITED TO, ANY OTHER PERSON WHO HOLDS OR ACQUIRES OR WILL HAVE HELD A PARTICIPATION OR OTHER FULL OR PARTIAL INTEREST IN THE LOAN, WHETHER DURING THE TERM OF THE LOAN OR AS A PART OF OR FOLLOWING A FORECLOSURE OF THE LOAN AND INCLUDING, BUT NOT LIMITED TO ANY SUCCESSORS BY MERGER,

CONSOLIDATION OR ACQUISITION OF ALL OR A SUBSTANTIAL PORTION OF LENDER’S ASSETS AND BUSINESS).

Section 9.2            Mortgage and/or Intangible Tax.  Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all Losses imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to any tax on the making and/or recording of this Mortgage, the Note or any of the other Loan Documents, but excluding any income, franchise or other similar taxes.  Borrower hereby agrees that, in the event that it is determined that any documentary stamp taxes, recording privilege taxes or intangible personal property taxes are due hereon or on any mortgage or promissory note executed in connection herewith (including, without limitation, the Note), Borrower shall indemnify and hold harmless the Indemnified Parties for all such documentary stamp, recording privilege taxes and/or intangible taxes, including all penalties and interest assessed or charged in connection therewith.

Section 9.3            ERISA Indemnification.  BORROWER SHALL, AT ITS SOLE COST AND EXPENSE, PROTECT, DEFEND, INDEMNIFY, RELEASE AND HOLD HARMLESS THE INDEMNIFIED PARTIES FROM AND AGAINST ANY AND ALL LOSSES (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS’ FEES AND COSTS INCURRED IN THE INVESTIGATION, DEFENSE, AND SETTLEMENT OF LOSSES INCURRED IN CORRECTING ANY PROHIBITED TRANSACTION OR IN THE SALE OF A PROHIBITED LOAN, AND IN OBTAINING ANY INDIVIDUAL PROHIBITED TRANSACTION EXEMPTION UNDER ERISA THAT MAY BE REQUIRED, IN LENDER’S SOLE DISCRETION) THAT LENDER MAY INCUR, DIRECTLY OR INDIRECTLY, AS A RESULT OF A BREACH OF ANY OF THE REPRESENTATIONS MADE UNDER SECTION 4.1.9 OF THE LOAN AGREEMENT OR A BREACH OF ANY NEGATIVE COVENANTS CONTAINED IN SECTION 5.2.9 OF THE LOAN AGREEMENT.

Section 9.4            Duty to Defend; Attorneys’ Fees and Other Fees and Expenses.  Upon written request by any Indemnified Party, Borrower shall defend such Indemnified Party (if requested by any Indemnified Party, in the name of the Indemnified Party) by attorneys and other professionals approved by the Indemnified Parties.  Notwithstanding the foregoing, if the defendants in any such claim or proceeding include both Borrower and any Indemnified Party and Borrower and such Indemnified Party shall have reasonably concluded that there are any legal defenses available to it and/or other Indemnified Parties that are different from or additional to those available to Borrower, such Indemnified Party shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such Indemnified Party, provided that no compromise or settlement shall be entered without Borrower’s consent, which consent shall not be unreasonably withheld.  Upon demand, Borrower shall pay or, in the sole and absolute discretion of the Indemnified Parties, reimburse, the Indemnified Parties for the payment of reasonable fees and disbursements of attorneys, engineers, environmental consultants, laboratories and other professionals in connection therewith.

ARTICLE 10 - WAIVERS

Section 10.1         Waiver of Counterclaim.  To the extent permitted by applicable law, Borrower hereby waives the right to assert a counterclaim, other than a mandatory or compulsory counterclaim, in any action or proceeding brought against it by Lender arising out of or in any way connected with this Mortgage, the Loan Agreement, the Note, any of the other Loan Documents, or the Obligations.

Section 10.2         Marshalling and Other Matters.  To the extent permitted by applicable law, Borrower hereby waives, to the extent permitted by law, the benefit of all appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale hereunder of the Property or any part thereof or any interest therein.  Further, Borrower hereby expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of this Mortgage on behalf of Borrower, and on behalf of each and every person acquiring any interest in or title to the Property subsequent to the date of this Mortgage and on behalf of all persons to the extent permitted by applicable law.

Section 10.3         Waiver of Notice.  To the extent permitted by applicable law, Borrower shall not be entitled to any notices of any nature whatsoever from Lender except with respect to matters for which this Mortgage specifically and expressly provides for the giving of notice by Lender to Borrower and except with respect to matters for which Lender is required by applicable law to give notice, and Borrower hereby expressly waives the right to receive any notice from Lender with respect to any matter for which this Mortgage does not specifically and expressly provide for the giving of notice by Lender to Borrower.

Section 10.4         Waiver of Statute of Limitations.  To the extent permitted by applicable law, Borrower hereby expressly waives and releases to the fullest extent permitted by law, the pleading of any statute of limitations as a defense to payment of the Debt or performance of its Other Obligations.

Section 10.5         Survival.  The indemnifications made pursuant to Sections 9.1, 9.2 9.3 and 9.4 herein and the representations and warranties, covenants, and other obligations arising under Article 8, shall continue indefinitely in full force and effect and shall survive and shall in no way be impaired by any of the following:  any satisfaction or other termination of this Mortgage, any assignment or other transfer of all or any portion of this Mortgage or Lender’s interest in the Property (but, in such case, shall benefit both Indemnified Parties and any assignee or transferee), any exercise of Lender’s rights and remedies pursuant hereto including, but not limited to, foreclosure or acceptance of a deed in lieu of foreclosure, any exercise of any rights and remedies pursuant to the Loan Agreement, the Note or any of the other Loan Documents, any transfer of all or any portion of the Property (whether by Borrower or by Lender following foreclosure or acceptance of a deed in lieu of foreclosure or at any other time), any amendment to this Mortgage, the Loan Agreement, the Note or the other Loan Documents, and any act or omission that might otherwise be construed as a release or discharge of Borrower from the obligations pursuant hereto.

ARTICLE 11 - EXCULPATION

The provisions of Section 9.3 of the Loan Agreement are hereby incorporated by reference into this Mortgage to the same extent and with the same force as if fully set forth herein.

ARTICLE 12 - NOTICES

All notices or other written communications hereunder shall be delivered in accordance with Section 10.6 of the Loan Agreement.

ARTICLE 13 - APPLICABLE LAW

Section 13.1         Governing Law.  This Mortgage shall be governed in accordance with the terms and provisions of Section 10.3 of the Loan Agreement.

Section 13.2         Usury Laws.  Notwithstanding anything to the contrary, (a) all agreements and communications between Borrower (and any Other Borrower) and Lender are hereby and shall automatically be limited so that, after taking into account all amounts deemed interest, the interest contracted for, charged or received by Lender shall never exceed the maximum lawful rate or amount, (b) in calculating whether any interest exceeds the lawful maximum, all such interest shall be amortized, prorated, allocated and spread over the full amount and term of all principal indebtedness of Borrowers to Lender, and (c) if through any contingency or event, Lender receives or is deemed to receive interest in excess of the lawful maximum, any such excess shall be deemed to have been applied toward payment of the principal of any and all then outstanding indebtedness of Borrowers to Lender, or if there is no such indebtedness, shall immediately be returned to Borrowers.

Section 13.3         Provisions Subject to Applicable Law.  All rights, powers and remedies provided in this Mortgage may be exercised only to the extent that the exercise thereof does not violate any applicable provisions of law and are intended to be limited to the extent necessary so that they will not render this Mortgage invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any applicable law.  If any term of this Mortgage or any application thereof shall be invalid or unenforceable, the remainder of this Mortgage and any other application of the term shall not be affected thereby.

ARTICLE 14 - DEFINITIONS

All capitalized terms not defined herein shall have the respective meanings set forth in the Loan Agreement.  Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Mortgage may be used interchangeably in singular or plural form and the word “Borrower” shall mean “each Borrower and any subsequent owner or owners of the Property or any part thereof or any interest therein,” the word “Other Borrower” shall mean “each Other Borrower and any subsequent maker or makers of the Note,”  the word “Lender” shall mean “Lender and any subsequent holder of the Note,” the word “Note” shall mean “the Note and any other evidence of indebtedness secured by this Mortgage,” the word “Property” shall include any portion of the Property and any interest therein, and the phrases “attorneys’ fees”, “legal fees” and “counsel fees” shall include any and all attorneys’, paralegal and law clerk fees and disbursements, including, but not limited to, fees and disbursements at the pre-trial, trial and appellate levels incurred or paid by Lender in protecting its interest in the Property, the Leases and the Rents and enforcing its rights hereunder.

ARTICLE 15 - MISCELLANEOUS PROVISIONS

Section 15.1         No Oral Change.  This Mortgage, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

Section 15.2         Successors and Assigns.  This Mortgage shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns forever.

Section 15.3         Inapplicable Provisions.  If any term, covenant or condition of the Loan Agreement, the Note or this Mortgage is held to be invalid, illegal or unenforceable in any respect, the Loan Agreement, the Note and this Mortgage shall be construed without such provision.

Section 15.4         Headings, Etc.  The headings and captions of various Sections of this Mortgage are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

Section 15.5         Number and Gender.  Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

Section 15.6         Subrogation.  If any or all of the proceeds of the Note have been used to extinguish, extend or renew any indebtedness heretofore existing against the Property, then, to the extent of the funds so used, Lender shall be subrogated to all of the rights, claims, liens, titles, and interests existing against the Property heretofore held by, or in favor of, the holder of such indebtedness and such former rights, claims, liens, titles, and interests, if any, are not waived but rather are continued in full force and effect in favor of Lender and are merged with the lien and security interest created herein as cumulative security for the repayment of the Debt, the performance and discharge of Borrower’s and each Other Borrower’s obligations hereunder, under the Loan Agreement, the Note and the other Loan Documents and the performance and discharge of the Other Obligations.

Section 15.7         Entire Agreement.  The Note, the Loan Agreement, this Mortgage and the other Loan Documents constitute the entire understanding and agreement between Borrower (or Borrowers, as applicable) and Lender with respect to the transactions arising in connection with the Debt and supersede all prior written or oral understandings and agreements between Borrower (or Borrowers, as applicable) and Lender with respect thereto.  Borrower hereby acknowledges that, except as incorporated in writing in the Note, the Loan Agreement, this Mortgage and the other Loan Documents, there are not, and were not, and no persons are or were authorized by Lender to make, any representations, understandings, stipulations, agreements or promises, oral or written, with respect to the transaction which is the subject of the Note, the Loan Agreement, this Mortgage and the other Loan Documents.

Section 15.8         Limitation on Lender’s Responsibility.  No provision of this Mortgage shall operate to place any obligation or liability for the control, care, management or repair of the Property upon Lender, nor shall it operate to make Lender responsible or liable for any waste committed on the Property by the tenants or any other Person, or for any dangerous or defective condition of the Property, or for any negligence in the management, upkeep, repair or control of the Property resulting in loss or injury or death to any tenant, licensee, employee or stranger.  Nothing herein contained shall be construed as constituting Lender a “mortgagee in possession.”

Section 15.9         Conflict of Terms.  In case of any conflict between the terms of this Mortgage and the terms of the Loan Agreement, the terms of the Loan Agreement shall prevail.

ARTICLE 16 - STATE-SPECIFIC PROVISIONS

Section 16.1         Principles of Construction.  In the event of any inconsistencies between the terms and conditions of this Article 16 and the terms and conditions of this Mortgage, the terms and conditions of this Article 16 shall control and be binding.

Section 16.2         Foreclosure.  In addition to the rights and remedies set forth in Article 7, at the option of Lender, this Mortgage may be foreclosed in any manner now or hereafter provided by Alabama law, and Lender, or its agent, may sell, pursuant to power of sale or otherwise, the Property or any part of the Property (including, without limitation, any leasehold, subleasehold or other interest therein encumbered hereby as Lender may from time to time elect to sell) at public outcry to the highest bidder for cash in front of the main entrance of the county courthouse of the county where the Property is located, either in person or by auctioneer, after having first given notice of the time, place and terms of sale, together with a description of the property to be sold, at least once a week for three (3) successive weeks preceding the date of such sale in some newspaper published in said county; provided, however, that (i) if the Property is located in more than one county, publication is to be made in all counties in which such Property is located, and (ii) if no newspaper is published in a county where the Property is located, notice shall be in a newspaper in an adjoining county.  At any such sale, Lender may execute and deliver to the purchaser a conveyance of the Property or any part of the Property.  Lender may bid at said sale in the form of cash, cash equivalents and/or cancellation of all or any part of the Obligations, or any combination thereof, and purchase the Property or any part or parcel thereof, if the highest bidder therefor.  In the event of any sale under this Mortgage by virtue of the exercise of the powers herein granted, or pursuant to any order in any judicial proceedings or otherwise, the Property may be sold as an entirety or in separate parcels and in such manner or order as Lender in its sole discretion may elect.  Any sale may be adjourned by Lender, or its agent, and reset at a later date without additional publication; provided that an announcement to that effect be made at the scheduled place of sale at the time and on the date the sale is originally set.

Section 16.3         Section 3.9 of this Mortgage is hereby amended by deleting at the beginning thereof the text “Borrower has good and insurable fee simple title” and by inserting in lieu thereof the following text “Borrower has and is seized of good, marketable and insurable fee simple title”.

[NO FURTHER TEXT ON THIS PAGE]

IN WITNESS WHEREOF, this Mortgage has been executed by Borrower as of the day and year first above written.

BORROWER:

IREIT ROBERTSDALE DG, L.L.C., a Delaware limited liability company

By:	IREIT DG SPE Member, L.L.C., a Delaware limited liability company, its sole member

	By:	Inland Real Estate Income Trust, Inc., a Maryland corporation, its sole member

		By:	/s/ David Z. Lichterman
Name: David Z. Lichterman
Title: Chief Accounting Officer

STATE OF ILLINOIS	)
) ss.
COUNTY OF DUPAGE	)

I, Judy L. Millette, a Notary Public in and for said County in said State, hereby certify that David Z. Lichterman, whose name as Chief Accounting Officer of Inland Real Estate Income Trust, Inc., a Maryland corporation, which is the sole member of IREIT DG SPE Member, L.L.C., a Delaware limited liability company, which is the sole member of IREIT Robertsdale DG, L.L.C., a Delaware limited liability company, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation, acting in its capacity as sole member of said limited liability company.

Given under my hand this 26th day of October, 2012.

/s/ Judy L. Millette
NOTARY PUBLIC
My Commission expires:7-27-15

[Notarial Seal]

EXHIBIT A

Legal Description

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF BALDWIN, STATE OF ALABAMA, AND IS DESCRIBED AS FOLLOWS:

A PARCEL OF LAND LOCATED IN THE SOUTHWEST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 32, TOWNSHIP 5 SOUTH, RANGE 4 EAST OF BALDWIN COUNTY, ALABAMA, BEING “PARCEL A” OF TBG II A 2 LOT SUBDIVISION IN THE CITY OF ROBERTSDALE, ALABAMA, AS RECORDED IN INSTRUMENT NO. 1314501 SLIDES 0002461-C AND 0002461-D IN THE OFFICE OF THE JUDGE OF PROBATE OF BALDWIN COUNTY, ALABAMA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF SAID SECTION, POINT BEING FURTHER DESCRIBED AS BEING A RAILROAD SPIKE LOCATED IN THE PAVEMENT OF COLLEGE A VENUE (80 FOOT RIGHT-OF-WAY); THENCE NORTH 89 DEGREES 05 MINUTES 03 SECONDS EAST A DISTANCE OF 45.45 FEET TO A CAPPED IRON PIN (STAMPED GARSED CA422LS) LOCATED ON THE EAST RIGHT-OF-WAY MARGIN OF COLLEGE AVENUE; THENCE ALONG SAID MARGIN NORTH 0 DEGREES 40 MINUTES 40 SECONDS EAST A DISTANCE OF 880.57 FEET TO A 112-INCH REBAR; THENCE LEAVING SAID MARGIN NORTH 89 DEGREES 11 MINUTES 26 SECONDS EAST A DISTANCE OF 285.05 FEET TO A CAPPED IRON PIN (ILLEGIBLE); THENCE SOUTH 89 DEGREES 16 MINUTES 35 SECONDS EAST A DISTANCE OF 329.72 FEET TO A 112-INCH REBAR; THENCE NORTH o DEGREES 36 MINUTES 05 SECONDS EAST A DISTANCE OF 99.93 FEET TO A 5/8-INCH CAPPED IRON PIN (STAMPED CA451LS) AND THE POINT OF BEGINNING OF PARCEL A; THENCE NORTH 0 DEGREES 36 MINUTES 05 SECONDS EAST A DISTANCE OF 300.00 FEET TO A 112-INCH REBAR LOCATED ON THE SOUTH RIGHT-OF-WAY MARGIN OF U.S. HIGHWAY 90 (80 FOOT RIGHT-OFWAY); THENCE ALONG SAID MARGIN NORTH 89 DEGREES 57 MINUTES 27 SECONDS EAST A DISTANCE OF 217.00 FEET TO A 5/8-INCH CAPPED IRON PIN (STAMPED CA451 LS); THENCE NORTH 89 DEGREES 57 MINUTES 27 SECONDS EAST A DISTANCE OF 52.90 FEET TO A 5/8-INCH CAPPED IRON PIN (STAMPED CA451LS); THENCE LEAVING SAID MARGIN SOUTH 1 DEGREE 35 MINUTES 43 SECONDS WEST A DISTANCE OF 103.24 FEET TO A 5/8-INCH CAPPED IRON PIN (STAMPED C451LS); THENCE SOUTH 89 DEGREES 50 MINUTES 20 SECONDS WEST A DISTANCE OF 51.11 FEET TO A 5/8-INCH CAPPED IRON PIN (STAMPED CA451LS); THENCE SOUTH 0 DEGREES 36 MINUTES 5 SECONDS WEST A DISTANCE OF 196.69 FEET TO A 5/8-INCH CAPPED IRON PIN (STAMPED CA451LS); THENCE SOUTH 89 DEGREES 57 MINUTES 27 SECONDS WEST A DISTANCE OF 217.00 FEET TO THE POINT OF BEGINNING AND CONTAINING 1.61 ACRES MORE OR LESS.

Commonly known as 19160 US Highway 90, Robertsdale, Alabama 36567 72S307

SCHEDULE I

OTHER BORROWER

1.             IREIT East Brewton DG, L.L.C., a Delaware limited liability company

2.             IREIT Wetumpka DG, L.L.C., a Delaware limited liability company

3.             IREIT Madisonville DG, L.L.C., a Delaware limited liability company

4.             IREIT Newport DG, L.L.C., a Delaware limited liability company